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                                                                     EXHIBIT 4.1

     NUMBER                                                          SHARES


                                [WEBSENSE LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                        CUSIP 947684 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT


                                    WEBSENSE


is the record holder of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         $0.01 PAR VALUE PER SHARE, OF

                                 WEBSENSE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                        [WEBSENSE, INC. CORPORATE SEAL]


[Signature Illegible]                                     [Signature Illegible]

CORPORATE SECRETARY                                      CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRANT

BY:


           AUTHORIZED SIGNATURE
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                                 WEBSENSE, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.
     Keep this Certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.




          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
     TEN COM - as tenants in common               UNIF GIFT MIN ACT- _______________ Custodian ________________
     TEN ENT - as tenants by the entireties                                (Cust)                   (Minor)
     JT TEN  - as joint tenants with right                          under Uniform Gifts to Minors
               of survivorship and not as
               tenants in common                                    Act _______________________________________
                                                                                       (State)

                                                  UNIF TRF MIN ACT- _______________ Custodian (until age ______)
                                                                         (Cust)

                                                                    _______________ under Uniform Transfers
                                                                         (Minor)

                                                                    to Minors Act _____________________________
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, _________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

_________________________________________________________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE(S)
_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________________________________      __________________________________________________
                                                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
In presence of                                                         CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                                                                       OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
_________________________________________________________________      ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

_________________________________________________________________

Signature(s) Guaranteed


By _______________________________________________________________________________
THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.
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